Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment #2 to the Manufacturing Agreement

This Amendment #2 to the Manufacturing Agreement (this “Amendment #2”) is made effective as of August 1, 2016 (“Effective Date”), by and between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 USA (“BPC”) and Sanofi Pasteur S.A., a company existing and organized under the laws of France (“Sanofi Pasteur”), having its registered head office at 2, avenue Pont Pasteur, 69007, Lyon, France.

WHEREAS, BPC and Sanofi Pasteur are Parties to that certain Manufacturing Agreement, effective September 30, 2011, as previously amended for the production of Rabies Fraction II Paste for Sanofi Pasteur from human plasma containing rabies antibodies (collectively, the “Agreement”);

WHEREAS, BPC and Sanofi Pasteur are also Parties to a plasma supply agreement, as amended, for the production of human Rabies Hyperimmune Plasma (“Rabies Plasma”) by BPC for Sanofi Pasteur to be used in the manufacturing of Rabies Immunoglobulin, effective January 20, 2009 (collectively, the “Plasma Supply Agreement”), which is now an exhibit to this Agreement and an integral part hereof;

WHEREAS, the Plasma Supply Agreement and this Agreement are connected and to be read together;

WHEREAS, Sanofi Pasteur is in the process of divesting the production of the rabies immunoglobulin and is negotiating with a third party (the “Assignee”) the assignment of its rights on that product;

WHEREAS, in the frame of this divestment project, and as part of the discussions with the Assignee, Sanofi Pasteur is to supply to the Assignee certain quantities of Rabies Immunoglobulin for further commercialization by the Assignee;

WHEREAS, Sanofi Pasteur is willing to secure with BPC the manufacturing and supply of the Product for the coming years in terms of quantities; and

WHEREAS, BPC and Sanofi Pasteur desire to further amend the Agreement in order to memorialize the amendment of certain provisions in the Agreement;

NOW, THEREFORE, in consideration of the respective promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

1. All capitalized terms used and not defined in this Amendment shall have the meaning as set out in the Agreement.

BPC Initials ___
Sanofi Pasteur Initials ___

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 2.1 (a) of the Agreement is deleted in its entirety. Sanofi Pasteur shall no longer have any obligation to purchase exclusively from BPC Sanofi Pasteur’s worldwide requirements of Product.

Sanofi Pasteur agrees to purchase and BPC to manufacture the following quantities of Batches of Product:

•	2017: [***] RR and [***] RA

•	2018: [***] RR and [***] RA

•	2019: [***] RR and [***] RA

•	2020: Depending on Plasma collection: [***] RR and [***] RA

as long as BPC is providing in a timely manner the minimum per Batch volume of RR Plasma for the above number of RR Batches.

If more RR plasma is delivered by BPC, Sanofi Pasteur will purchase the following quantities of Batches of Product:

•	2017: [***]

•	2018: [***]

•	2019: [***]

•	2020: [***]

Section 2.1 (d), (e) and (0 are hereby amended to impose on BPC an obligation to supply a minimum of [***] Batches of Product per year for the term of the Agreement. BPC agrees to use its reasonable best efforts to manufacture, each year, at least [***] Batches of Products (hereafter the “Minimum Volume”). BPC is informed by Sanofi Pasteur of the necessity to abide by this volume commitment, which in case of failure will cause an important harm to Sanofi Pasteur.

Should BPC fail to manufacture the yearly Minimum Volume of Product as specified in this Amendment # 2, BPC agrees that Sanofi Pasteur shall be entitled to obtain from BPC as liquidated damages, and not a penalty, amounting to $[***] ([***]) USD for each calendar year where BPC is not able to meet the Minimum Volume. BPC accepts and declares that the amount of the liquidated damages is a fair and equitable compensation, and not a penalty, for such failure in consideration of the overall framework of the sums of money to be paid by Sanofi Pasteur under the Plasma Supply Agreement and the Agreement. The liquated damages referenced above, together with the right to terminate this Agreement, shall be Sanofi Pasteur’s exclusive remedy, with respect to the failure by BPC to supply the Minimum Volume to Sanofi Pasteur. Sanofi Pasteur shall not be entitled to any other remedy at law or by this Agreement, should BPC fail to manufacture the Minimum Volume.

BPC Initials ___
Sanofi Pasteur Initials ___

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In addition to yearly Minimum Volume of Product to be manufactured by BPC, should BPC deliver the Minimum Volume of Product but fail to meet the supply plan as provided in Exhibit A as attached hereto and making an integral part hereof, then it is agreed upon by the Parties that BPC shall pay to Sanofi Pasteur an amount equal to $[***] ([***]) USD for each Batch of Product that is less than the agreed upon quantity in Exhibit A, and not as a penalty.

2. The Parties have agreed to the supply plan provided in Exhibit A, which shall make an integral part hereof and be binding on both parties.

3. Section 3.2, entitled “Annual Increase,” of Article 3, entitled “Payments,” is hereby amended by deleting any reference to Product Price for the period January 1, 2017 through December 31, 2020 and replacing it by the following:

“The Product Price for the period January 1, 2017 through December 31, 2020 will be as follows:

Batch #[***] through #[***] - [***] USD

Batch #[***] through #[***] - [***] USD

Batch #[***] through #[***] - [***] USD

Batch #[***] or greater - [***] USD.”

The Product Price is not subject to revision from January 1, 2017 through December 31, 2020.

For the avoidance of doubt the following is an example of pricing for [***] Batches:

Batch #[***] through #[***] - [***] USD per Batch = [***] USD Batch #[***] through #[***] - [***] USD per Batch = [***] USD Batch #[***] through #[***] - [***] USD per Batch = [***] USD

Total Amount owed would be [***] USD.

4. Section 5.1, entitled “Confidential Information,” is hereby amended by adding the following:

“(c) Notwithstanding the foregoing, BPC agrees that Sanofi Pasteur may disclose the contents of this Agreement to a prospective successor or Assignee to the Rabies Immunoglobulin business, provided that Sanofi Pasteur and the prospective successor have entered into a confidentiality agreement that would prevent that prospective successor from disclosing this Agreement.”

BPC Initials ___
Sanofi Pasteur Initials ___

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. Section 8.13, entitled “Parties in Interest; Assignment,” is hereby amended by adding the following:

“Notwithstanding the foregoing, BPC will consent to the assignment of this Agreement to a legal entity that has been approved by both Sanofi Pasteur and BPC (the “Assignee”). BPC shall not unreasonably withhold such approval.

In addition to the foregoing, BPC shall allow Sanofi Pasteur’s successor or Assignee to perform quality audits on BPC’s manufacturing site so as to ensure compliance to the terms of the Agreement. Sanofi Pasteur’s successor shall have access to the exact same information and documents to which Sanofi Pasteur is actually entitled to have access to under the Agreement. This section is subject to a fully executed confidentiality agreement between BPC and Sanofi Pasteur’s successor or Assignee.”

6. All other terms of the Agreement shall remain in full force and effect except to the extent superseded by the terms of this Amendment #2.

IN WITNESS WHEREOF, the parties hereby have caused this Amendment #2 to the Agreement to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of their respective Parties.

Sanofi Pasteur, S.A. By: /s/ Vincent Hingot Name: Vincent Hingot Title: Head of Global Industrial Affairs Date: October 16, 2016	Biotest Pharmaceuticals Corporation By: /s/ Ileana Carlisle Name: Ileana Carlisle Title: Chief Executive Officer Date: September 22, 2016

BPC Initials ___
Sanofi Pasteur Initials ___

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

[***]

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Sanofi Pasteur Initials ___